Asset retirement obligation	12 Months Ended
Dec. 31, 2014
Notes to Financial Statements
6. Asset retirement obligation

Asset retirement obligations ("ARO") relate to minor interests in oil and natural gas wells in which NXT has outstanding abandonment and reclamation obligations in accordance with government regulations. The Company's obligation relates to its interests in 6 gross (1.2 net) wells.  ARO have an estimated future liability of approximately $58,000 which is based on estimates of the future timing and costs to abandon, remediate and reclaim the wellsites within the next three years.  The net present value of the ARO is as noted below, and has been calculated using an inflation rate of 3.4% and discounted using a credit-adjusted risk-free interest rate of 10%.

	2014	2013	2012
ARO balance, beginning of the year	$64,560	$61,813	$57,953
Accretion expense	800	3,960	3,860
Costs incurred	(2,111)	(1,213)	-
Change in ARO estimates	(13,249)	-	-
ARO balance, end of the year	50,000	64,560	61,813